THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account H
American Legacy® Advisory, American Legacy® Design
American Legacy Shareholder’s Advantage®
American Legacy® Signature, American Legacy® Series

Lincoln Life Variable Annuity Account N
ChoicePlus AssuranceSM A Share, ChoicePlusSM Advisory
ChoicePlusSM Design, ChoicePlusSM Signature, ChoicePlusSM Rollover
ChoicePlus AssuranceSM Series, ChoicePlus AssuranceSM Prime
InvestmentSolutionsSM RIA

Supplement dated July 13, 2017 to the Prospectus dated May 1, 2017

This Supplement provides a correction to your individual annuity contract. All other provisions outlined in your prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

Living Benefit Riders – Lincoln Max 6 SelectSM Advantage – Termination. The third sentence of this paragraph outlining specific termination provisions for Contractowners in the state of Florida is deleted. Florida Contractowners are subject to the same termination provisions as those in other states.

Please retain this supplement for future reference.